EXHIBIT 1

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k) of the Securities Exchange Act of 1934, as amended, the undersigned agree to the joint filing on behalf of each of them of a Statement on Schedule 13G (including any and all amendments thereto) with respect to the common stock of Dollar General Corporation and further agree that this Joint Filing Agreement shall be included as an Exhibit to such joint filing.  In evidence thereof, the undersigned, being duly authorized, hereby execute this Joint Filing Agreement as of February 16, 2010.

KKR 2006 FUND L.P.

By:	KKR Associates 2006 L.P., its general partner

By:	KKR 2006 GP LLC, its general partner

By:	/s/ William J. Janetschek
Name: William J. Janetschek
Title: Director

KKR ASSOCIATES 2006 L.P.

By:	KKR 2006 GP LLC, its general partner

By:	/s/ William J. Janetschek
Name: William J. Janetschek
Title: Director

KKR 2006 GP LLC

By:	/s/ William J. Janetschek
Name: William J. Janetschek
Title: Director

KKR FUND HOLDINGS GP LIMITED

By:	/s/ William J. Janetschek
Name: William J. Janetschek
Title: Director

KKR GROUP HOLDINGS L.P.

By:	KKR Group Limited, its general partner

By:	/s/ William J. Janetschek
Name: William J. Janetschek
Title: Director

KKR GROUP LIMITED

By:	/s/ William J. Janetschek
Name: William J. Janetschek
Title: Director

KKR & CO. L.P.

By:	KKR Management LLC, its general partner

By:	/s/ William J. Janetschek
Name: William J. Janetschek
Title: Attorney-in-fact for Henry R. Kravis, Designated Member
By:	/s/ William J. Janetschek
Name: William J. Janetschek
Title: Attorney-in-fact for George R. Roberts, Designated Member

KKR MANAGEMENT LLC

By:	/s/ William J. Janetschek
Name: William J. Janetschek
Title: Attorney-in-fact for Henry R. Kravis, Designated Member
By:	/s/ William J. Janetschek
Name: William J. Janetschek
Title: Attorney-in-fact for George R. Roberts, Designated Member

HENRY R. KRAVIS

By:	/s/ William J. Janetschek
Name: William J. Janetschek
Title: Attorney-in-fact

GEORGE R. ROBERTS

By:	/s/ William J. Janetschek
Name: William J. Janetschek
Title: Attorney-in-fact